Supplement dated May 1, 2015

to the Statement of Additional Information (“SAI”) dated May 1, 2015 for the following Funds:

Funds
WANGER ADVISORS TRUST Wanger International Wanger USA Wanger International Select Wanger Select

Effective May 1, 2015, the SAI for the Funds is hereby supplemented to reflect the following:

It is expected that Robert A. Mohn, lead portfolio manager of Wanger USA, Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”) and Vice President of Wanger Advisors Trust will step down from those roles in the fourth quarter of 2015.

William J. Doyle, current co-portfolio manager of Wanger USA, will continue in that role.

Mr. Mohn will continue to perform portfolio management services for Wanger USA leading up to his departure to ensure a smooth transition in management.

Shareholders should retain this Supplement for future reference.

C-6520-3 A (5/15)